EXHIBIT 99.2

• The U.S. automobile SAAR figure for May 2018 came in at 16.81M units, up from 16.70M units in May 2017. • TMNA reported May 2018 sales of 215 , 321 units . With one more selling day in May 2018 compared to May 2017 , sales were down 1 . 3 % on a volume basis and down 5 . 1 % on a daily selling rate (DSR) basis . • Lexus posted May 2018 sales of 25 , 391 units, down 0 . 1 % from May 2017 on a volume basis, and down 3 . 9 % on a DSR basis . • North American production as a percentage of U . S . sales for May 2018 was 68 . 9% , down from 71 . 9 % in May 2017 . Source: Toyota, Bloomberg, Ward’s Automotive Group TMNA monthly results include fleet sales volume TOYOTA MOTOR NORTH AMERICA (TMNA) INC. MONTHLY RESULTS Toyota Business Highlights FY2018 M a y - 1 7 M a y - 1 8 May - 17 May - 18 CAMRY 32,547 29,965 RAV4 38,356 38,202 HIGHLANDER 18,115 21,312 COROLLA 32,937 29,578 TACOMA 17,654 21,380 Toyota U.S. May Vehicle Sales - Toyota Division Top 5 Models M a y - 1 7 M a y - 1 8 May - 17 May - 18 RX 8,849 9,697 NX 5,009 4,975 ES 4,228 3,828 GX 1,851 2,018 IS 2,367 2,180 Toyota U.S. May Vehicle Sales - Lexus Division Top 5 Models A s i a 1 , 67 4 1 , 60 1 Other‡ 492 493 S a l e s ( un i t s) F Y 201 7 F Y 201 8 Japan 2 , 27 4 2 , 25 5 North America 2 , 83 7 2 , 80 6 Europe 925 968 Asia 1 , 58 8 1 , 54 3 O t h e r ‡ 1 , 34 7 1 , 39 2 ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source: TMC company filings. Units in thousands Production (units) FY2017 FY2018 Japan 4,109 4,286 TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Yen in millions T M C c on s o li d a t e d fi n a n c ia l p e r f o r m a n c e F Y 201 7 F Y 201 8 ¥27,597,193 ¥29,379,510 Net Revenues Operating Income Net Income attributable to TMC 1,994,372 1,831,109 2,399,862 2,493,983 TMC Consolidated Balance Sheet Current Assets Noncurrent finance receivables, net Total Investments and other assets ¥17,833,695 ¥18,152,656 9 , 012 , 22 2 9 , 481 , 61 8 11,707,160 12,406,302 Liabilities Mezzanine equity Shareholders' equity ¥30,081,233 ¥30,386,173 485 , 87 7 491 , 97 4 18,183,076 19,430,102 Total Liabilities and Shareholders' Equity ¥48,750,186 ¥50,308,249 Operating Income (Loss) by geographic region Yen in billions Property, plant and equipment, net 10 , 197 , 10 9 10,267,673 North America 2 , 06 3 1 , 90 3 Total Assets ¥48 , 750 , 18 6 ¥50,308,249 Europe 637 681 Japan ¥1 , 20 2 ¥1 , 66 0 North America 311 139 Europe (12) 75 Asia 435 433 Other‡ 59 113 Inter - segment elimination and/or unallocated amount (1) (20) 189,930 25,391 Toyota North America (TMNA) Inc. May 2018 Vehicle Sales Toyota Division Lexus Division 250 200 150 100 50 0 300 20 18 16 14 12 10 8 6 M a y - 1 3 A u g - 13 Nov - 13 F eb - 14 M a y - 1 4 A u g - 14 Nov - 14 F eb - 15 M a y - 1 5 A u g - 15 Nov - 15 Feb - 16 M a y - 1 6 A u g - 16 Nov - 16 F eb - 17 M a y - 1 7 A u g - 17 Nov - 17 F eb - 18 M a y - 1 8 T o yo t a U.S. L i ght Veh i c l e Sa l es (un it s i n t housands) Seasona ll y Adjus t ed Annual Ra t e (un it s i n m illi ons) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota Motor North America (TMNA) Inc. Sales May 2013 - May 2018

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS compared to fiscal 2017 was primarily due to a $ 2 , 771 million increase in the benefit for income taxes attributable to the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA), which reduced our federal statutory tax rate . In addition, our net income for fiscal 2018 compared to fiscal 2017 was also favorably impacted by a $ 671 million increase in total financing revenues, and a $ 181 million decrease in provision for credit losses, partially offset by a $ 188 million increase in depreciation on operating leases, a $ 185 million decrease in realized gains, net on investments in marketable securities, and a $ 97 million increase in interest expense . • We recorded a provision for credit losses of $ 401 million for fiscal 2018 , compared to $ 582 million for fiscal 2017 . The decrease in the provision for credit losses for fiscal 2018 was primarily driven by favorable credit loss experience as well as an increased focus on late stage collection activities . • Our delinquencies increased to 0.30 percent for fiscal 2018 compared to 0 . 27 percent for fiscal 2017 , due to shifts in payment behavior as consumer debt levels rise . Despite declines in our net - charge offs, default frequency, and average loss severity for fiscal 2018 as compared to fiscal 2017 , we have experienced increasing trends in delinquencies, default frequency, and average loss severity over the last few years . Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could increase our credit losses . In addition, a decline in the effectiveness of our collection practices could also increase our credit losses . 1 TMCC market share represents the percentage of total domestic TMNA sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC) ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI)†, Toyota Finance Australia Limited (TFA)† and Toyota Motor Finance (Netherlands) B . V . (TMFNL)† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 3 billion to $ 28 . 6 billion during fiscal 2018 with an average outstanding balance of $ 27 . 1 billion . As of March 31 , 2018 , our commercial paper had a weighted average remaining maturity of 70 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES Toyota Racing drivers won both NASCAR races and the ARCA Racing Series event in Pocono, Pennsylvania, while Spencer Bayston captured USAC’s Indiana Midget Week title. Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current expectations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchange Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation . The Sales & Trading team enga meet our clients’ investment o the execution of all trades. Sales and Trading Contacts ges in direct dialogue wit bjectives and risk toleranc Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com h institutional investors delivering a v es. We focus on providing simple, p Norman Brem | Funding & Liquidity Analyst (469) 486 - 6760 norman.brem@toyota.com ariety of fixed income products to ersonal, and proactive service in James Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Peter Pang | Funding & Liquidity Analyst (469) 486 - 5244 peter.pang@toyota.com 557 291 255 516 0 500 10 0 0 New retail Used retail Lease con t r a c t s con t r a c t s con t r a c t s un i t s i n t housands TMCC - Vehicle Financing Volume F Y 2017 F Y 2018 614 644 TMCC - Consumer Portfolio Credit Performance* Net charge - offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets 0.50% 0.25% 0.00% FY2014 FY2015 FY2016 FY2017 FY2018 26 .6 27 .3 57 .3 57 .4 14 .3 13 .6 $ 1 1 0 $ 1 0 0 $ 9 0 $ 8 0 $ 7 0 $ 6 0 $ 5 0 $ 4 0 $ 3 0 $ 2 0 $ 1 0 $0 Ma y - 1 7 Ma y - 1 8 A m ount ($b i lli ons) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable C o mm erc i al Paper TMCC - Market Share 1 FY2017 FY2018 FY2017 62.9% FY2018 61.6% TMCC - Percentage of Contracts Subvened FY2017 FY2018 93.2% 100% 86.5% 80% 61.9% 65.2% 60% 40% 28.9% 20.4% 20% 0% New retail Used retail Lease contracts contracts contracts ,410 million in fiscal 2018, compared to rease in net income for fiscal 2018 T M C C F i n a n c i a l P e r f o r m a n ce F Y 201 7 F Y 201 8 Total financing revenues Income before income taxes N e t I n c o m e $10 , 04 6 409 267 $10,717 781 3 , 41 0 Debt - to - Equity Ratio 10.3x 7.6x • Our consolidated net income was $3 $267 million in fiscal 2017. The inc U.S. dollars in millions